UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2022

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Stock Yards Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Kentucky	001-13661	61-1137529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street,

Louisville, Kentucky 40206

(Address of Principal Executive Offices) (Zip Code)

(502) 582-2571

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 7, 2022, Stock Yards Bancorp, Inc. (the “Company” or “Stock Yards”) completed its acquisition of Commonwealth Bancshares, Inc. (“Commonwealth”) through the merger of its wholly owned subsidiary, H. Troutman Merger Subsidiary, Inc., a Kentucky corporation, with and into Commonwealth, followed by the merger of Commonwealth with and into Stock Yards, with Stock Yards serving as the surviving corporation (the “Merger”) in accordance with the terms of the Agreement and Plan of Merger dated as of August 3, 2021 (the “Merger Agreement”). Following the Merger, Commonwealth Bank & Trust Company, a Kentucky state-chartered bank and a wholly owned subsidiary of Commonwealth ("Commonwealth Bank”), merged with and into Stock Yards Bank & Trust Company (“Stock Yards Bank”), a Kentucky state-chartered bank and a wholly owned subsidiary of Stock Yards, with Stock Yards Bank continuing as the surviving bank.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the issuance of the Registrable Securities (as defined below) pursuant to the Merger, Stock Yards entered into a Registration Rights Agreement, dated as of March 3, 2022 (the “Registration Rights Agreement”), with Darrell R. Wells, individually and as representative of the Commonwealth shareholders who acquired Stock Yards common stock as a result of the Merger and elect to become a party to the Registration Rights Agreement no later than 25 days after the closing of the Merger.

The Registration Rights Agreement provides that Stock Yards must prepare and file, or continue the effectiveness of, a shelf registration statement with the U.S. Securities and Exchange Commission (the “SEC”) within 30 days of the closing of the Merger. The shelf registration statement will provide for the resale on a continuous basis of the shares of Stock Yards common stock issued upon consummation of the Merger (the “Registrable Securities”) to any former shareholder of Commonwealth who has become a party to the Registration Rights Agreement (a “Holder”). Stock Yards must cause a registration statement to remain effective continuously, and to be supplemented and amended to the extent necessary, to ensure that Holders may resell all their Registrable Securities from the date the shelf registration statement first becomes effective until such time as there are no Registrable Securities remaining.

Registration rights with respect to the Registrable Securities of each Holder will terminate upon the earliest to occur of the following:

  all of the Holder’s Registrable Securities have been sold or disposed of pursuant to the registration statement;
  except with respect to shares held by the Principal Shareholders, when and to the extent the Holder’s Registrable Securities have become eligible for sale pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), without any restriction on the volume or manner of sale;
  the termination of the Investor Agreement (defined below); or
  when the Holder’s Registrable Securities shall have ceased to be issued and outstanding.

The Registration Rights Agreement provides that beginning 90 days after the closing date of the Merger, Darrell R. Wells, in his capacity as the “Demanding Holder,” may request to sell any or all of the Registrable Securities of the Principal Shareholders (defined below) in an underwritten offering registered pursuant to the shelf registration statement then in effect (an “Underwritten Shelf Takedown”), provided that Stock Yards will have no obligation to do so unless the expected gross proceeds from the Underwritten Shelf Takedown exceed $30.0 million. Stock Yards will have the right to select one or more reputable nationally recognized investment banks to serve as the underwriter for the underwritten offering, and its obligation is limited to one Underwritten Shelf Takedown.

If Stock Yards intends to file a registration statement covering a primary or secondary offering of any of its common stock, whether or not the sale is for its own account, it must notify the Demanding Holder and then include in the registration all Registrable Securities of the Principal Shareholders that the Demanding Holder requests be included in the registration (a “Piggyback Registration”). This Piggyback Registration right is not available for registration statements filed by Stock Yards solely to implement an employee benefit plan or for a business combination or similar transaction. If a registration statement relates to an underwritten offering, and the managing underwriter advises Stock Yards that the number of shares of common stock requested to be included in the offering exceeds the number that can be sold without adversely affecting the marketability of the offering, then only the number of shares that in the reasonable opinion of the underwriter can be sold without adversely affecting the marketability of the offering will be included in the registration, and the shares of its common stock that Stock Yards proposes to sell will be given priority over the Registrable Securities of the Principal Shareholders.

The registration rights of Holders are subject to the right of Stock Yards to delay registration to avoid disclosure of material nonpublic information, to avoid interference with a transaction involving Stock Yards or Stock Yards' ability to comply with the Securities Act or the Securities Exchange Act of 1934, or if the continued use of a registration statement would, in the good faith judgment of the majority of the Stock Yards Board of Directors, be seriously detrimental to Stock Yards. The Holders of Registrable Securities must also comply with certain standard provisions facilitating the filing and effectiveness of the registration statement.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and Item 1.01 above is incorporated by reference into this Item 2.01.

As previously reported by the Company on a Current Report on Form 8-K filed with the SEC on August 3, 2021, on August 3, 2021 the Company entered into the Merger Agreement with Commonwealth. On March 7, 2022, the parties to the Merger Agreement consummated the Merger, on the terms described below.

At the effective time of the Merger (the “Effective Time”), each share of Commonwealth common stock (other than the Excluded Shares, as defined below) issued and outstanding immediately before the Effective Time was converted into the right to receive 0.9267 shares of Stock Yards common stock and $11.20 in cash (the “Cash Consideration” and together with the shares of Stock Yards, the “Merger Consideration”) per share of Commonwealth common stock. The following shares of Commonwealth common stock will not receive the Merger Consideration: shares that are (A) owned by Commonwealth or Stock Yards (other than shares (x) held in trust accounts, managed accounts, mutual funds or similar accounts, or otherwise held in a fiduciary or agency capacity that are beneficially owned by third parties, or (y) held, directly or indirectly, as a result of debts previously contracted) or (B) which are issued and outstanding immediately before the Effective Time and which are held by persons who have properly exercised, and not withdrawn or waived, appraisal rights with respect thereto in accordance with the Kentucky Business Corporation Act (the “Excluded Shares”). On an aggregate basis, the total consideration payable by Stock Yards at the closing of the Merger was $30,990,680 in cash and 2,564,175 shares of Stock Yards common stock (the "Shares"). This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Stock Yards on August 4, 2021, and which is incorporated herein by reference.

In connection with the Merger, on August 3, 2021 Stock Yards entered into an Investor Agreement (the “Investor Agreement”) with Darrell R. Wells, Margaret C. Wells, and the Darrell R. Wells Trust (the “Principal Shareholders”), who together acquired in the Merger shares of Stock Yards common stock representing approximately 5.95% of the Stock Yards common stock that was outstanding upon completion of the Merger.

The Investor Agreement will continue for five years from the date of the closing of the Merger, subject to termination sooner upon the earliest of the following events:

• termination of the Merger Agreement;

• the Principal Shareholders cease to beneficially own in the aggregate 5% of the issued and outstanding shares of Stock Yards common stock; and

• the date which is 60 days after there is no Mutually Acceptable Director (as defined below) serving on the Stock Yards Board of Directors.

Each Principal Shareholder has agreed not to transfer any Stock Yards common stock acquired in the Merger during the 90-day period beginning on the closing date of the Merger without the consent of Stock Yards. Thereafter, each Principal Shareholder, either individually or collectively with the other Principal Shareholders, may not sell Stock Yards common stock in an amount greater than 1% of the outstanding shares of Stock Yards common stock during any calendar quarter without the consent of Stock Yards. After the initial 90-day lock-up period, a Principal Shareholder may request that Stock Yards purchase Stock Yards common stock from the Principal Shareholder on mutually agreed upon terms (a “block trade transaction”), but Stock Yards will have no obligation to purchase the Principal Shareholder’s Stock Yards common stock. The Principal Shareholders also agree not to engage in a block trade transaction with any party other than Stock Yards without the consent of Stock Yards.

The transfer restrictions described in the preceding paragraph will not apply to a Principal Shareholder’s transfer of Stock Yards common stock to any affiliate or immediate family member of the Principal Shareholder, or to a trust for the benefit of the Principal Shareholder or any affiliate or immediate family member of the Principal Shareholder; provided, that the Principal Shareholder and the proposed transferee provide notice of the transfer to Stock Yards and the transferee executes a binding joinder to the Investor Agreement. The transfer restrictions also do not apply to block transfer transactions and transfers pursuant to an Underwritten Shelf Takedown or Piggyback Registration.

The Investor Agreement includes a standstill covenant whereby the Principal Shareholders agree not to take specified actions relating to control of Stock Yards without Stock Yards’ consent. In addition, the Principal Shareholders agree that they will be subject to and will abide by Stock Yards’ insider trading policy; provided, however, the Investor Agreement includes an exception under certain conditions to the prohibition on pledging shares of Stock Yards common stock by the Principal Shareholders.

During the term of the Investor Agreement, the Principal Shareholders will be able to designate a qualified individual to serve on the Stock Yards Board of Directors, with the agreement of Stock Yards (the “Mutually Acceptable Director”). Subject to the annual review and nomination process applicable to all members of the Board of Directors, Stock Yards will include the Mutually Acceptable Director on the slate of nominees to be elected to the Board of Directors and recommend the election of the Mutually Acceptable Director to its shareholders. Should the Mutually Acceptable Director resign, die, be unwilling or unable to serve, or not be elected by Stock Yard’s shareholders, the Principal Shareholders may recommend another qualified individual to the governance and nominating committee and Board of Directors of Stock Yards to fill the vacancy and become the Mutually Acceptable Director. Laura L. Wells, a director of Commonwealth and Commonwealth Bank, will be the initial Mutually Acceptable Director, and is expected to be appointed to the Stock Yards Board of Directors in May 2022.

The foregoing description of the Investor Agreement is not complete and is qualified in its entirety by reference to the full text of the Investor Agreement, a copy of which was filed as Exhibit 10.2 to Stock Yards’ Current Report on Form 8-K filed with the SEC on August 4, 2021 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The description set forth under Item 2.01 above of the issuance of the Shares and the terms thereof is incorporated into this Item 3.02 by reference.

The Shares were issued in reliance on the exemption from the registration requirements of the Securities Act under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Merger Agreement and related transactions did not involve a public offering, the recipients of the Shares acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and the Company believes there are no more than 35 holders of Commonwealth common stock who are not accredited investors (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act). Each holder of Commonwealth common stock who is not an accredited investor, either alone or with his purchaser representative(s) (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act), has such knowledge and experience in financial and business matters that the holder is capable of evaluating the merits and risks of the prospective investment in Stock Yards common stock. The Shares are not registered under the Securities Act and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

Item 8.01. Other Events.

On March 7, 2022, Stock Yards issued a press release announcing the completion of the acquisition of Commonwealth, effective March 7, 2022. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The financial statements required by Item 9.01(b) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 3, 2021, among Stock Yards Bancorp, Inc.; H. Troutman Merger Subsidiary, Inc.; and Commonwealth Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Stock Yards Bancorp. Inc.’s Current Report on 8-K filed on August 4, 2021)

10.1	Registration Rights Agreement, dated as of March 3, 2022, by and between Stock Yards Bancorp, Inc. and the stockholder named therein.

10.2	Investor Agreement, dated as of August 3, 2021, by and between Stock Yards Bancorp, Inc. and the Principal Shareholders (incorporated by reference to Exhibit 10.2 to Stock Yards Bancorp. Inc.’s Current Report on 8-K filed on August 4, 2021)

99.1	Press release of Stock Yards Bancorp, Inc. dated March 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stock Yards Bancorp, Inc.

Date: March 7, 2022	By:	/s/ T. Clay Stinnett
T. Clay Stinnett
Executive Vice President, Treasurer and Chief Financial Officer